Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 25, 2008, by and among Ophthalmic Imaging Systems, a California corporation (the “Company”), and the undersigned shareholders (each, a “Principal MV Shareholder”, and collectively, the “Principal MV Shareholders”).

WHEREAS:

A.     In connection with the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, MV Acquisitions Ltd., an Israeli company and a wholly-owned subsidiary of the Company (“Merger Sub”), and MediVision Medical Imaging Ltd., an Israeli company (“MediVision”), the Company, Merger Sub and MediVision agreed to effect the merger of Merger Sub with and into MediVision, pursuant to which Merger Sub will cease to exist, MediVision’s outstanding shares will be converted into shares of the Company’s common stock, no par value (the “Common Stock”), and MediVision will become a wholly-owned subsidiary of the Company.

B.        The Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Principal MV Shareholders hereby agree as follows:

1.          Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.         “ Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

b.         “ Effective Date” means the date the Registration Statement has been declared effective by the SEC.

c.         “ Filing Date” means the date that the Registration Statement is initially filed with the SEC.

d.         “ Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

e.         “ Registrable Securities” means the shares of Common Stock that the Principal MV Shareholders received in the Merger.

f.         “ Registration Expenses” shall mean all reasonable expenses incurred in effecting any registration pursuant to this Agreement, including in connection with the Principal MV Shareholders’ exercise of their registration rights under this Agreement, and further including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular audits incident to or required by any such registration, and reasonable fees and disbursements of counsel to the Principal MV Shareholders as a group for review of and all other attendance in connection with preparation and filing of the Registration Statement and related documents. The payment of expenses, and reasonable fees and disbursements of counsel to the Principal MV Shareholders shall include only fees and disbursements for one (1) designated counsel for all the Principal MV Shareholders as a group, for each registration.

g.         “ Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

h.         “ Required Holders” means the holders of at least a majority of the Registrable Securities.

i.          “ Rule  415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

j.	“SEC ” means the United States Securities and Exchange Commission.

k.         “ Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and all fees and disbursements of counsel for the Principal MV Shareholders not included with “Registration Expenses.”

l.          “ Stockholders’ Agreement” means the Stockholders’ Agreement dated as of [___________ __], 2008, by and among the Principal MV Shareholders and certain other parties listed therein.

m.        “ Underwritten Offering” means a sale of Registrable Securities to an underwriter or underwriters for offering to the public.

2.	Registration.

a.         Upon demand by the Required Holders, and subject to Sections 2.3 and 3.1 of the Stockholders’ Agreement, the Company shall prepare and, as soon as practicable, to file a Registration Statement with the SEC for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the 1933 Act on Form SB-2 (or any comparable or successor form or forms, or, in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the 1933 Act) covering the Registrable Securities. The

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Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable following the Filing Date. No later than the second Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement.

b.         At any time after the effective date of the Merger, the Required Holders may notify the Company that the Principal MV Shareholders intend to distribute all or part of the Registrable Securities in an Underwritten Offering and, in connection with such Underwritten Offering, request the Company in writing to file a separate registration statement under the 1933 Act covering any shares of Registrable Securities held by or for the Principal MV Shareholder to reflect such Underwritten Offering (a “Demand Registration”). Following receipt of such request, the Company shall use its reasonable best efforts to cause the Registrable Securities specified in such request to be so registered as soon as reasonably practicable under the 1933 Act so as to permit such sale thereof, and in connection therewith prepare and file, on such appropriate form as shall be requested by the managing underwriter or underwriters, a registration statement under the 1933 Act (a “Demand Registration Statement”) to effect such registration and seek to have such registration statement (or amendment or post-effective amendment) become effective. If a Demand Registration Statement shall be filed pursuant to this Section 2(b), the Company may, contemporaneously with the sale of securities under such Demand Registration Statement, deregister from the Registration Statement filed pursuant to Section 2(a) the Registrable Securities sold pursuant to such Demand Registration Statement. The Company will have the right to select, subject to the consent of the holders of a majority of the Registrable Securities, which consent will not be unreasonably withheld, the lead managing underwriters to be used in connection with any Underwritten Offering.

c.         If the Registrable Securities are to be sold in an Underwritten Offering, the Company will use its reasonable best efforts to cooperate in a customary fashion in the consummation of any such Underwritten Offering, including, but not limited to:

(i)        entering into customary underwriting or similar agreements with the managing underwriter of such offering and performing its obligations thereunder;

(ii)       providing customary cooperation with underwriters and placement agents in connection with any such Underwritten Offering, including facilitating reasonable and customary due diligence investigations;

(iii)      causing to be delivered to the underwriter or underwriters an opinion of counsel to the Company, dated the date of delivery of any Registrable Securities, (which counsel and opinion (in form, scope and substance) shall be reasonably satisfactory to the underwriter or underwriters and addressed to the underwriter or underwriters) covering the matters customarily covered in opinions requested in secondary underwritten public offerings;

(iv)      causing to be delivered at the time of delivery of any Registrable Securities a “comfort” letter from the Company’s independent registered public accounting firm addressed to each underwriter in customary form and covering such

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financial and accounting matters as are customarily covered by letters of the independent registered public accounting firms in connection with secondary underwritten public offerings;

(v)       causing its senior management to be available to participate in reasonable road shows, information meetings and investor limitations customary for secondary underwritten public offerings;

(vi)      making available for inspection by a representative or representatives any underwriter participating in any disposition pursuant to a Demand Registration Statement, and any attorney or accountant retained by such underwriter, all financial and other records customary for secondary underwritten offerings, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Demand Registration Statement;

(vii)     incorporating the indemnification and contribution provisions and procedures similar to those contained in Sections 6 and 7;

(viii)    obtaining any required governmental or regulatory approvals; and

(ix)      delivering such documents and certificates as may be reasonably requested by the underwriter or underwriters.

d.         After the Required Holders have made a demand for an Underwritten Offering, then unless such Underwritten Offering was not consummated due to any act or omission of the Company, the Required Holders shall not be entitled to make a further demand for an Underwritten Offering until a period of twelve (12) months have elapsed from the date of the preceding demand. If, in the written opinion of the lead underwriter, an Underwritten Offering is not expected to yield aggregate proceeds of at least One Million Dollars ($1,000,000), either the Company or the Required Holders may withdraw or terminate the Underwritten Offering, in which case the Required Holders shall not be entitled to make a further demand for an Underwritten Offering until a period of twelve (12) months have elapsed from the date of the withdrawal or termination. If for any reason the Required Holders request that a pending Underwritten Offering, which is pending due to a Demand Registration, be withdrawn, then the Company shall withdraw such Underwritten Offering, and the Required Holders shall not be entitled to make a further demand for an Underwritten Offering until a period of twelve (12) months has elapsed from the date of the withdrawal.

3.          Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company and all Selling Expenses shall be borne by the Principal MV Shareholders pro-rata to their respective holdings of OIS Shares on the Closing Date.

4.          Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Principal MV Shareholders advised in

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writing as to the initiation of each registration and as to the completion thereof. The Company will:

a.         Use its reasonable best efforts to keep such registration continuously effective on the earlier to occur of (i) the date that the Registrable Securities may be sold without restriction pursuant to Rule 144 and (ii) the date that all Registrable Securities held by the Principal MV Shareholders represent less than 5% of the then outstanding shares of Common Stock.

b.         Furnish such number of Prospectuses and amendments and supplements thereto and other documents incident thereto as any Principal MV Shareholder from time to time may reasonably request.

c.         Prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus.

d.         Notify each of the holders of Registrable Securities included in the Registration Statement, and the underwriters, if any, promptly (but in no event later than three Business Days thereafter) (1) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (5) of the happening of any event as a result of which the Prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading and (6) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment.

e.         Upon the occurrence of any event contemplated by Section 4(d)(2)-(6) and immediately upon the expiration of any suspension pursuant to a Blocking Notice (as defined in Section 5) prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such

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Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

f.         Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

g.         Use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Principal MV Shareholder or underwriter of Registrable Securities reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject.

h.         Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution.

i.          At any time and from time to time after the earlier of the close of business on such date as (a) a registration statement filed by the Company under the Securities Act becomes effective, (b) the Company registers a class of securities under Section 12 of the United States Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto (the "Exchange Act"), or (c) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act, the Company shall use its reasonable best efforts to make publicly available and available to the Principal MV Shareholders pursuant to Rule 144, such information as is necessary to enable such shareholders to make sales of Registrable Securities pursuant to that Rule. The Company shall use its reasonable best efforts to comply with the current public information requirements of Rule 144.

5.          Suspensions of Effectiveness. The Company may suspend dispositions under the Registration Statement and notify the Principal MV Shareholders that they may not sell the Registrable Securities pursuant to the Registration Statement or Prospectus (a “Blocking Notice”) if the Company’s Board of Directors determines (x) in its reasonable good faith judgment that the Company’s obligation to ensure that such Registration Statement and Prospectus are current and complete would require the Company to take actions that might reasonably be expected to have a materially adverse detrimental effect on the Company and its stockholders; or (y) there exists any fact or any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus, in

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order to make the statements therein not misleading in any material respect, provided that such suspension pursuant to a Blocking Notice may not exceed one hundred and twenty (120) days (whether or not consecutive) in any twelve (12) month period. The Principal MV Shareholders agree that, upon receipt of a Blocking Notice from the Company indicating the existence of any fact of the kind described in the previous sentence, such Principal MV Shareholders shall not dispose of, sell or offer for sale the Registrable Securities pursuant to the Registration Statement until such Principal MV Shareholders receive (i) copies of the supplemented or amended Prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events or (ii) notification in writing from the Company advising that the use of the Prospectus may be resumed. If so directed by the Company in connection with any such notice, each Principal MV Shareholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Principal MV Shareholders’ possession, of the Prospectus covering such Registrable Securities that was current immediately prior to the time of receipt of such notice.

6.	Indemnification.

a.          Company Indemnity. The Company will indemnify each Principal MV Shareholder, each of its officers, directors and partners, and each person controlling such Principal MV Shareholder, within the meaning of Section 15 of the 1933 Act with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the 1933 Act, any underwriter, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement (including any Prospectus), or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by such Principal MV Shareholder or the underwriter and stated to be specifically for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

b.          Principal MV Shareholders Indemnity. Each Principal MV Shareholder (severally and without joint liability) will, if Registrable Securities held by it are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act, each other Principal MV Shareholder (if any), and each of their officers, directors and partners, and each person controlling such other Principal MV Shareholder against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the registration statement (including any Prospectus or other document incident to any such registration or related qualification or compliance with state securities laws),

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or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such underwriters and other Principal MV Shareholders and their directors, officers and partners, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in strict conformity with written information furnished to the Company by such Principal MV Shareholder and stated or known to be specifically for use therein, and provided that no Principal MV Shareholder shall be liable under this indemnity for an amount in excess of net proceeds received by such Principal MV Shareholder from the sale of his Registrable Securities pursuant to such Registration Statement. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Principal MV Shareholders (which consent will not be unreasonably withheld).

c.          Procedure. Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

7.	Contribution.

a.         If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Principal MV Holders on the one hand and the Principal MV Shareholders or

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underwriters, as the case may be, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Principal MV Shareholders on the one hand and the Principal MV Holders or underwriters, as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Principal MV Shareholders or underwriters, as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Principal MV Shareholders on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Principal MV Shareholders in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

b.         The relative benefits received by the Company on the one hand and the Principal MV Shareholders or the underwriters, as the case may be, on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Registrable Securities, the proceeds received by the Principal MV Shareholders from the sale of Registrable Securities pursuant to the Registration Statement or the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the Prospectus contained in the Registration Statement, as the case may be. The relative fault of the Company on the one hand and of the Principal MV Shareholders or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Holders or by the underwriters.

c.         In no event shall the obligation of any Indemnifying Party (other than the Company) to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

d.         The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

8.          Lock-up Agreement. In connection with an Underwritten Offering, each Principal MV Shareholder agrees that it shall not sell, make any short sale of, or otherwise dispose of, any Registrable Securities without the prior written consent of the underwriter or underwriters, for a period of up to 180 days from the closing date of such Underwritten Offering, on such terms as the managing underwriter may reasonably request.

9.          Survival. The indemnity and contribution agreements contained in Sections 6 and 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any

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Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

10.        Covenants of Principal MV Shareholders. Each Principal MV Shareholder shall promptly furnish to the Company such information regarding such Principal MV Shareholder and the sale of Registrable Securities proposed by such Principal MV Shareholders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. All information provided to the Company by such Principal MV Shareholder shall be accurate and complete in all material respects and such Principal MV Shareholder shall promptly notify the Company if any such information becomes incorrect or incomplete prior to the date any registration with respect to which such information was provided, becomes effective. Each Principal MV Shareholder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

11.        Transfer or Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Principal MV Shareholders to any transferee of all or any portion of such Principal MV Shareholder’s Registrable Securities if: (i) the Principal MV Shareholder agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii)  to the extent required by applicable law, immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein that apply to such transferor; and (v) such transfer shall have been made in accordance with all applicable securities laws.

12.	Miscellaneous.

a.          Entire Agreement. This Agreement contains the entire understanding and agreement of the parties and may not be amended, waived, discharged, modified or terminated except by a written agreement signed by the Company and the Principal MV Shareholders.

b.         Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile at:

(i)	If to OIS:

Ophthalmic Imaging Systems

221 Lathrop Way

Suite I

10

Sacramento, CA 95815

Fax: 916-646-0207

Attn: Gil Allon, Chief Executive Officer

With a copy to:

Vedder Price P.C.

222 North LaSalle Street

Chicago, IL 60601

Fax: 312-609-5005

Attn: Ernest W. Torain, Jr., Esq.

Troutman Sanders LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Fax: 212-704-5950

Attn: Henry I. Rothman, Esq.

(ii)       If to any Principal MV Shareholder then notice shall be given to each and all of the Principal MV Shareholders, each, at the address set forth on such Principal MV Shareholder’s signature page hereto (or in any case to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12(b)).

Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one (1) business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

c.          Gender of Terms. All terms used herein shall be deemed to include the masculine, the feminine and the neuter, and the singular and the plural, as the context requires.

d.          Choice of Law and Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or

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proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.          Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

f.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterpart and all of which together shall constitute one instrument.

* * * * * *

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(Signature Page to Registration Rights Agreement)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

OPHTHALMIC IMAGING SYSTEMS By: _______________________________________ Name: Title:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above. The Principal MV Shareholder, intending to be legally bound, hereby executes and delivers to the Company this signature page to the Registration Rights Agreement and authorizes the Company to attach it to the counterpart of the Registration Rights Agreement executed or to be executed by the Company, which when so attached shall be considered effective and one and the same agreement.

[  _____________________________________________
_______________________________________________
_______________________________________________
_______________________________________________]

(Insert full legal name that the Principal MV Shareholder desires to appear on the stock certificate and warrant as the registered holder and such Principal MV Shareholder’s address)

By:____________________________________________
       Name:
       Title: